UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  September 14, 2011

Li3 Energy, Inc.
(Exact name of registrant as specified in its charter)

Nevada	333-127703	20-3061907
(State or Other Jurisdiction	(Commission File	(I.R.S. Employer
of Incorporation)	Number)	Identification Number)

Av. Pardo y Aliaga 699
Of. 802
San Isidro, Lima, Peru
(Address of principal executive offices, including zip code)

(51) 1-212-1880
(Registrant’s telephone number, including area code)

Copy to:
Adam S. Gottbetter, Esq.
Gottbetter & Partners, LLP
488 Madison Avenue, 12th Floor
New York, NY  10022
Phone:  (212) 400-6900

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This report and its exhibits contain “forward-looking statements.” All statements other than statements of historical facts included in this report and its exhibits, including without limitation, statements regarding our financial position, estimated working capital, business strategy, the plans and objectives of our management for future operations and those statements preceded by, followed by or that otherwise include the words “believe,” “expects,” “anticipates,” “intends,” “estimates,” “projects,” “target,” “goal,” “plans,” “objective,” “should,” or similar expressions or variations on such expressions are forward-looking statements. We can give no assurances that the assumptions upon which the forward-looking statements are based will prove to be correct. Because forward-looking statements are subject to risks and uncertainties, actual results may differ materially from those expressed or implied by the forward-looking statements. There are a number of risks, uncertainties and other important factors that could cause our actual results to differ materially from the forward-looking statements, including, but not limited to: the results of initial exploration, and the determination by us and POSCAN of whether to pursue any of the contemplated transactions; our ability to raise additional capital to complete exploration, development and commercialization of the Maricunga Project and other opportunities; future findings and economic assessment reports; our ability to obtain the necessary operating permits and environmental approvals; our ability to identify appropriate corporate acquisition and/or joint venture opportunities in the lithium mining sector and to establish the technical and managerial infrastructure and raise the required capital to take advantage of, and successfully participate in, such opportunities; future economic conditions; political stability; and lithium prices.  For further information about certain risks we face, see “Risk Factors” in our Registration Statement on Form S-1, filed with the Securities and Exchange Commission on July 1, 2011.

Except as otherwise required by the federal securities laws, we disclaim any obligations or undertaking to publicly release any updates or revisions to any forward-looking statement contained in this Report to reflect any change in our expectations with regard thereto or any change in events, conditions or circumstances on which any such statement is based.

Item 1.01	Entry into a Material Definitive Agreement

As previously disclosed, on August 24, 2011, we entered into a Securities Purchase Agreement (the “SPA”) and an Investor’s Rights Agreement (the “IRA”) with POSCO Canada Ltd. (“POSCAN”), a wholly owned subsidiary of POSCO.

Also as previously disclosed, in connection with the transactions pursuant to the SPA and IRA, we entered into an Amendment and Waiver Agreement with the holders of our zero-coupon bridge notes, dated as of August 25, 2011 (the “Waiver Agreement”).  Pursuant to the Waiver Agreement, on September 14, 2011, upon the initial closing of the SPA, the zero-coupon bridge notes are now due on June 30, 2012, and the conversion price thereof was reduced to $0.12 per share.

Item 1.01 of our Current Report on Form 8-K filed on August 26, 2011 is incorporated herein by reference.

Item 1.02	Termination of Material Definitive Agreement

As previously disclosed, we had entered into an Investment Agreement (the “Investment Agreement”) with Centurion Private Equity, LLC (the “Investor”), dated as of December 2, 2010, pursuant to which, subject to certain conditions, we would have been able to sell newly issued shares of our common stock (the “Put Shares”) to the Investor from time to time during the commitment period (each such sale, a “Put”) subject to certain dollar and share volume limitations for each Put.

Among other things, the Investment Agreement prohibits our issuance of Variable Equity Securities (as defined therein), which are generally future-priced securities or securities with price reset provisions, during the period after the date of the Investment Agreement and prior to 30 days after the Termination Date (as defined therein).  The Investment Agreement further provides that, subject to certain exceptions, the Investor shall have a right of first refusal with respect to any private capital raising transactions involving our equity securities that closes between the date of the Investment Agreement and 60 days after the Termination Date.

On September 14, 2011, we delivered a notice of termination to the Investor, terminating our right to make any Puts under the Investment Agreement and fixing the Termination Date at September 14, 2011.

Item 3.02	Unregistered Sales of Equity Securities

On September 14, 2011, we closed on POSCAN’s initial investment under the SPA, selling 38,095,300 Units to POSCAN for $8,000,013, with each “Unit” consisting of one share of common stock and a three-year warrant to purchase one share of common stock for $0.40 per share.

Item 3.02 of our Current Report on Form 8-K filed on August 26, 2011 is incorporated herein by reference.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

The information under Item 1.01 of our Current Report on Form 8-K filed on August 26, 2011, regarding our obligation to appoint a director nominated by POSCAN to our Board of Directors pursuant to the IRA, is incorporated into this Item 5.02 by reference.

By Unanimous Written Consent, dated as of August 23, 2011, our Board of Directors has increased the number of directors constituting the entire Board to seven persons, and has appointed POSCAN’s designee, Hyundae Kim, to the Board, effective upon the closing of the first investment under the SPA.  Accordingly, Mr. Kim became a member of the Board on September 14, 2011.  Mr. Kim will serve until the next annual meeting of our shareholders or until his successor is duly elected and qualified or his earlier death, resignation or removal.

Mr. Kim, (age 41), has accumulated various experiences both in the private and the government sectors.  Mr. Kim worked in the Korean Central Government‘s Ministry of Commerce, Industry and Energy from 1994 until 2006 mainly dealing with industrial policy, trade policy and international trade negotiation.  After that, Mr. Kim moved to the private sector and, from July 2006 to October 2009, he served as Managing Director for New Investment Development and Strategy and ILJIN Materials, a Korean B2B company.  In November 2009, Mr. Kim joined POSCO (one of the biggest steel companies in the world) and has been serving as a director in its Growth and Investment Division.  At ILJIN Materials and POSCO, Mr. Kim has worked on investment alternatives including mergers and acquisitions, joint venture and organic growth projects.  Mr. Kim graduated with a Bachelor of Economics from Seoul National University in Korea and received an MBA from INSEAD in France.

On September 14, 2011, effective upon the closing of POSCAN’s initial investment under the SPA, each of David Rector and Kjeld Thygesen resigned from our Board, and Mr. Rector resigned from the offices of President, Treasurer and Secretary.  Each of Mr. Rector and Mr. Thygesen indicated that their resignation did not arise from any disagreement with us on any matter relating to our operations, policies or practices.

On December 9, 2009, Mr. Thygesen was granted an option to purchase 500,000 shares of our common stock at an exercise price of $0.25 per share under our 2009 Equity Incentive Plan.  Such option was to vest in three equal installments on each of the first, second and third anniversaries of its grant.  Effective upon his resignation, the unvested portion of such option terminated, and the option will remain exercisable to purchase the 166,667 shares with respect to which it had vested until December 14, 2011.

[Signature page follows.]

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Li3 Energy, Inc.

Dated: September 20, 2011	By:	/s/ Luis Saenz
Name: Luis Saenz
Title: Chief Executive Officer